FORM 8-K
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                 QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):   November 13, 2000

                            FINANCIAL INSTITUTIONS, INC.
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            (Exact Name of Registrant as Specified in Charter)


            New York                      0-26481              16-0816610
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(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


  220 Liberty Street, Warsaw, New York                         14569
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(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code             (716) 786-1100

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 1.     Not Applicable

Item 2.     Not Applicable

Item 3.     Not Applicable

Item 4.     Not Applicable

Item 5.     Not Applicable

Item 6.     Not Applicable

Item 7.     Financial Statements and Exhibits

            (a)  Financial Statements of Business Acquired
                  None

            (b)   Pro Forma Financial Information
                  None

            (c)   Exhibit

                  99.1 Pursuant to Regulation FD, Financial Institutions, Inc.
                       is furnishing it Press Release Dated November 13, 2000.

Item 8.     Not Applicable

Item 9.     Regulation FD Disclosure

            Pursuant to Regulation FD, Financial Institutions, Inc. is furnishing a press release on November 13, 2000. The Press Release is attached hereto as exhibit 99.1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FINANCIAL INSTITUTIONS, INC.
                                             (Registrant)

 November 13, 2000                         /s/ Peter G. Humphrey
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        Date                            Peter G. Humphrey, President & CEO